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                                                                      EXHIBIT 99

                                   NYSE: EXC

                          Excellence-Execution-Exelon

                 Ruth Ann M. Gillis, Senior Vice President and
                            Chief Financial Officer

                          Edison Electric Institute
                      International Financial Conference
                               February 26, 2001


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                               Important Notice

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/ prospectus regarding the merger and in the reports filed with the Securities and Exchange Commission by PECO Energy Company, Unicom Corporation and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corp. does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

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                              The Power of Exelon

 . 47 GWs of low-cost generation

 . A power marketing operation that optimizes value

 . Strong and steady earnings streams from regulated businesses

 . Access to 5M customers in deregulated markets

 . Financial scale to pursue growth in multiple segments of utility industry

 . A platform for future growth in the energy, telecommunications and energy-services arenas


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                         Exelon's Integrated Strategy

[This slide is a diagram which illustrates the integrated strategy. The three main business segments are shown as interlocking trapezoids arranged horizontally: 1) Energy Delivery; 2) Generation and Power Marketing; 3) Enterprises. Extending under all of the trapezoids is a thin rectangle.]

[Legends in the trapezoids:]

Energy Delivery
---------------
significant and steady source of earnings for reinvestment in growth of the corporation

Generation and Power Marketing
------------------------------
primary growth vehicle in the near-term

Enterprises
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positioning to provide longer term growth prospects

[Legend in the rectangle:]

Linking capabilities, assets and market presence to create continuous opportunities to build shareholder value

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                              Generation Strategy

 . Develop national generation portfolio with fuel and dispatch diversity

 . Grow asset portfolio through:
   . mergers/acquisitions
   . development
   . innovative technology
   . joint ventures
   . long-term off-take contracts

 . Drive cost and operational leadership through proven fleet management and economies of scale

 . Optimize value of our low-cost position through power marketing expertise

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                          Generation Supply Footprint

[This slide depicts a map of North America which identifies each of the National Electricity Reliability Council regions and indicates the amount of Exelon generation in each region:]

WSCC       200 MW
MAPP         0 MW
ERCOT    1,060 MW
SPP        800 MW
MAIN    22,900 MW
FRCC         0 MW
SERC     1,000 MW
ECAR         0 MW
MACC    11,000 MW
NPCC     5,900 MW Plus 3,600 MW under development

[The slide also contains three boxes with additional information:]

[First box:]
37,500 MW in operation
4,800 MW in construction
4,7000 MW in development

47,000 MW* TOTAL

[Second box:]
plus 220 MW in construction and under development in Mexico

[Third box:]
plus 340 MW of CT peaking capacity currently under development



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                Nuclear Production Cost-- Competitive Advantage

The fleet has competitive operating costs:

 . Fleet aggregate cost is better than nuclear industry median

 . Production costs decreased 9.5% in 2000

 . 4 Exelon Nuclear plants in top quartile for production costs

 . Exelon fleet fuel cost per MWh is in the industry best quartile

[This slide also contains a vertical bar chart showing the projected average production cost in dollars per megawatt-hour for the years 2000, 2001, 2002, and 2003. Also shown on the chart are reference lines for the 1999 Industry Median ($17.10) and the 1999 Top Quartile ($14.52).]

Year         $/MWh

2000         14.64
2001         14.16
2002         14.20
2003         13.46


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          Nuclear Fuel Price Stability - Competitive Advantage

[This slide contains two vertical bar charts, side by side]

[The left chart is titled: Fuel Cost as a Percentage of Total Production Cost ('99). It is a stacked vertical chart showing the relative percentage of fuel cost to production cost for four fuel types: Nuclear, Coal, Oil, and Gas.

                         Fuel           O&M            Total
          Nuclear         27%           73%             100%
          Coal            70%           30%             100%
          Oil             76%           24%             100%
          Gas             80%           20%             100%

[The right chart is titled: Historical Fuel Cost Volatiliy. It is a vertical bar chart showing three side by side bars representing the average fuel cost, in mils per kilowatt-hour, for nuclear, fossil, and gas turbines in each of the 5 years, 1995 through 1999]


                         Nuclear        Fossil         Gas Turbines

          1995           5.75           16.07              20.83
          1996           5.50           16.51              30.58
          1997           5.42           16.80              24.94
          1998           5.39           15.94              23.02
          1999           5.17           15.62              28.72


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                       Refueling Performance Leadership --
                             Competitive Advantage

We've demonstrated world-class refueling outage experience:

Fleet average refueling duration is 22 days

     - 8 of 9 shortest outages in U.S. in 2000

     - Exelon Nuclear holds U.S. duration record

 . Exelon fleet plants have out-paced industry performance

 . The economic value of reducing outage duration by one day is ~ $640,000/unit

 . Refueling outage execution is a competitive differentiator

[This slide also contains a vertical bar chart showing, side by side, the average refueling outage duration in days during the years 1997, 1998, 1999, and 2000 for the U.S. Industry and Exelon.]

Year         U.S. Industry  Exelon

1997              64          58
1998              51          53
1999              40          30
2000              39          21


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                         Optimizing Existing Assets -
                             Competitive Advantage


Exelon Nuclear is adding capacity:

 . Planned power uprates on ten units -- 885 MW

 . Other planned capacity additions via modifications, feedwater flow improvement, etc. -- 175 MW

 . Purchase of additional 7% of Peach Bottom -- 164 MW

 . Combination of improved capacity factors and added capability will increase net generation through 2003

   - by approximately 9 million MWh

 . Equivalent to new 1200 MW unit, at an average cost of ~$205/kw

[This slide also contains a vertical bar chart showing the projected fleet net generation in millions of megawatt-hours for the years 2000, 2001, 2002, and 2003.]

Year         Fleet Net Generation
             (million MWh's)

2000                114.50
2001                115.33
2002                117.33
2003                122.44

---------------------------------------------------------------------
Average generation contribution to EPS: an add'l 1 million MWh equals approximately 6 cents per share.
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                       Portfolio Growth through AmerGen -
                             Competitive Advantage

 . 2,335 MWs in portfolio, acquired at average cost of $30/kW

 . Approx. 90% of AmerGen's output in 2001 sold under PPAs; contracts expire
  2002-2004

 . Continue to pursue additional acquisitions, with recognition of increasingly competitive landscape

 . Estimate $65 M net income contribution in 2001

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               Continued Cost Reductions - Competitive Advantage

 . O&M cost reduction of 8-10% between 2000-2003

   - Capture merger synergies

   - Bring economies of fleet scale to single unit sites

   - Planned staffing reductions to achieve standard "best in fleet"

   - Materials, equipment, services cost reductions through price, volume, consolidation synergies

 . Additional fuel cost reductions planned

   - Contract management, leverage

   - All aspects of fuel design and management

 . We will transfer knowledge of achieving low cost operations fleet-wide

2 cents per kilowatt-hour all-in cost target is competitive under any view of the future

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                             Exploring our Options:
                       Pebble Bed Modular Reactor (PBMR)


     -    12.5% investment ($7.5M) in PBMR Feasibility Study underway in South
Africa

     -    Promising technology

     -    Addresses many issues:

               -    Environmentally clean
               -    Modular construction
               -    More efficient size
               -    Lower cost
               -    Ease of licensing
               -    Ease of construction

     -    If approved, construction in South Africa would begin in

 2002 with startup testing in 2005

     -    Outcome in South Africa will dictate future of PBMR in U S

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                           Power Marketing Strategy

 . Lead industry in asset-based, market driven power marketing

 . Drive generation asset growth through Power Team's unique market knowledge and analytical expertise

 . Market focused portfolio that allows for sale of innovative premium products

 . Pursue financial trading to complement a physical portfolio

 . Manage risk through optimal mix of long and short-term supply obligations

[This slide also contains a stacked vertical bar chart showing the projected Gigawatt-hour Deliveries for the years 2001, 2002, and 2003 differentiated by 1) Affiliate Sales; 2) Market Sales, and 3) Sithe*.]

           GWh Deliveries
Year         Affiliate    Market    Sithe*
               Sales      Sales

2001          107,000     77,000         0
2002          103,500     92,100         0
2003          103,300    100,300    30,000

* assumes acquisition of 100% of Sithe assets

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                               Extracting Value

 . Combined portfolio provides diverse platform to expand national reach

 . Geographic diversity of assets

   - Better utilization of owned transmission

   - Improves asset utilization

   - Enables market expansion

 . Diversity of generation mix enhances portfolio of higher margin, custom products

[This slide contains a vertical bar chart showing the market deliveries, in Gigawatt-hours, by geographic region for the year 2000.]

Region               2000
                  Market Deliveries
                         (GWhs)
Mid-West                27,800
Mid-Atlantic            35,200
Northeast                7,200
South                   10,100
West                     2,900
Sithe                   10,000


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                          GenCo Financial Projections

                         2001
                        ------

Revenue                 $6.4 B

Gross Margin            $2.9 B

O&M / A&G               $1.4 B

EBIT                    $1.0 B


CapEx                   $0.9 B

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                2001-2003
                ---------

Revenue growth 12%

 . Increasing Volume

   - 15% annual market sales growth

 ...despite:

 . Declining forward curves

   - 10% reduction over 2001-2003 timeframe

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                           Energy Delivery Footprint

[This slide contains a graphic image depicting the Continental United States and ovals containing the following data:]

Chicago
-------
3.4 M Customers
90,500 GWh Sales

Philadelphia
------------
1.5 M Customers
0.4 M Gas Customers
35,000 GWh Sales

Exelon Energy Delivery
----------------------
4.9 M Customers
0.4 M Gas Customers
125,500 GWh Sales

[The Chicago and Philadelphia ovals are each linked to the Exelon Energy Delivery oval by arrows.]



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                           Energy Delivery Strategy

[This slide shows a diagram of three stacked rectangles, decreasing in width from bottom to top. The bottom rectangle is divided into three sections linked by arrows and labeled from left to right: 1) "Deliver Reliable Service"; (leads
to) 2) "Improve Customer Service"; (leads to) 3) "Sustain Productive Regulatory Relationships". The middle rectangle is labeled "Maximizing Value from Assets". The top rectangle is labeled "Optimize Opportunities".]



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        Deregulation is working in
        Illinois & Pennsylvania

[This slide is arranged with the ComEd bullet points on the left side of the slide, and the PECO bullet points are on the right]

ComEd
-----
- All C&I customers have choice
        - 28% sales switched

- Residential Customers
        - Rates cut 15% 01/98
        - Additional 5% rate 10/01
        - Choice in 05/02


New Generation in Illinois:

        - 2,000 MWs constructed since 1997

        - 13,000 MWs planned for construction by 2003


PECO
----
- All customers have choice
        - 37% sales switched
        - 35% residential customers served by alternate suppiers


New Generation in Pennsylvania:

        - 15,000 MWs planned for construction by 2005


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                        Delivery Financial Projections

                                          2001
                                        ---------

Revenues                                 $ 9.6B

Gross Margin                             $ 5.4B

Operating Expenses                       $ 1.7B

EBITDA                                   $ 3.6B

EBIT                                     $ 2.5B

Cap Ex                                   $ 1.2B

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                          Exelon Enterprises Strategy

 . Leverage Exelon's:

   - physical assets

   - customer relationships

   - competencies: energy, energy services, infrastructure management and telecommunications

 . To generate value from:

   - utility outsourcing of construction and maintenance

   - rapid growth of voice, video and internet

   - consumers' need for energy services

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                           The Enterprise Portfolio

 . Exelon Infrastructure Services (EIS)

 . Exelon Energy Solutions and Mechanical Services

 . Exelon Energy Supply

 . Exelon Thermal

 . Exelon Communications

 . Exelon Capital Partners

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                       Enterprises Financial Projections

                                         2001
                                        ------

Revenue                                 $   3 B

EBITDA                                  $ 0.1 B

EBIT                                    $ 0.1 B

Net Income                              $(0.01B)


CapEx                                   $ 0.5 B



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      Exelon 2001 Financial Projections

                                  2001
                                  ----

Revenue                         $ 15.3B
Fuel & Purchased Power             4.6B
Operating Expenses                 5.7B
EBIT                               3.5B
Net Income to Common               1.4B
Avg. Shares Outstanding            319M
Earnings Per Share              $  4.50
Cap Ex *                        $  2.7B

* including $40M for Business Services Group

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                                Key Assumptions

                                   2001              2002              2003
                                  ------            ------            ------
Nuclear Capacity Factor              92%               90%              93%

Total GenCo Sales (GWh)          183,970            195,640          203,530

Total Delivery Sales (GWh)       125,500            127,700          130,700

Tot. Unreg. Retail Sales (GWh)    10,850             16,670           21,180

Volume Retention
    PED                              65%               64%              64%
    CED                              86%               81%              80%

Market Clearing Price ($/MWh)              ~$34   ---------->   ~$30

Merger Synergies ($M)               $135              $225             $265

Effective Tax Rate                   38%               38%              38%


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               Ruth Ann's Rules of Thumb

-/+ 1% Load Growth (CED) = -/+ $0.06 EPS

-/+ 1% Nuclear Cap Factor = -/+ $0.07 EPS

-/+ $1 Wholesale Mkt Price = -/+ $0.07 EPS

- 1% Effective Tax Rate = + $0.09 EPS


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                                Our Commitments

 .    Capture cost and revenue synergies of $265M by 2003

 .    Deliver on service reliability investments

 .    Maintain top quartile nuclear plant performance

 .    Sustain low cost advantage while expanding national generation portfolio

 .    Leverage competencies into New Market opportunities

 .    EPS in 2001 of $4.50 growing at approximately 10% to $4.95 in 2002 and
     $5.40 in 2003

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